Supplement dated September 15, 2020
to the Prospectus and Summary Prospectuses, each as supplemented, of the following funds:
Fund	Prospectus and Summary Prospectus
Columbia ETF Trust I
Columbia Research Enhanced Core ETF	3/1/2020
Columbia Research Enhanced Value ETF	3/1/2020
Effective September 21, 2020, the following changes are hereby made to the Funds' prospectus and summary prospectuses.
The information under the heading "Purchase and Sale of Fund Shares” in the Summary Prospectus of each Fund is hereby superseded and replaced with the following:
The Fund issues and redeems shares only through Authorized Participants (typically broker-dealers) in large blocks of shares, typically 25,000 shares, called Creation Units. Creation Units are issued and redeemed typically for an in-kind basket of securities. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).
The information under the heading “More Information About the Funds - How the Fund Differs from Traditional Mutual Funds - Redeemability” in the  Funds' Prospectus is hereby superseded and replaced with the following:
Redeemability. Traditional mutual fund shares may be bought from, and redeemed with, the issuing fund for cash at NAV typically calculated once at the end of each business day. Shares of an ETF, by contrast, cannot be purchased from or redeemed with the ETF except by or through Authorized Participants (defined below), and then typically for an in-kind basket of securities. In addition, ETFs issue and redeem shares on a continuous basis only in large blocks of shares, typically 25,000 shares (which is the case for the Fund), called Creation Units.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP000_00_103_(09/20)